EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of P.D.C. Innovative Industries, Inc. of our report dated February 28, 2002, which appears on page F-3 of P.D.C. Innovative Industries, Inc. Form 10-KSB, for the year ended December 31, 2002 and as amended on May 27, 2003 in Form 10-KSB/A.


                                             /s/ Margolies, Fink and Wichrowski
                                             ----------------------------------
                                             MARGOLIES, FINK AND WICHROWSKI

Pompano Beach, Florida
June 23, 2003